Contingencies	6 Months Ended
Jun. 30, 2026
Contingencies
Contingencies

Note 25 - Contingencies

Canada Revenue Agency Audit

Settlement of Canada Revenue Agency Transfer Pricing Tax Dispute

On September 11, 2025, the Company reached a settlement with the CRA (the “CRA Settlement”) which provides for a final resolution of the Company’s tax dispute in connection with reassessments under the transfer pricing rules of the 2013 to 2019 taxation years (the “Reassessments”) in relation to its Mexican and Barbadian subsidiaries. Under the terms of the CRA Settlement for the 2013 to 2019 taxation years, no payment of any tax in Canada was required on the foreign earnings of the Company’s Mexican and Barbadian subsidiaries and the service fee charged by the Company for certain services provided to the Mexican and Barbadian subsidiaries was adjusted to increase the mark-up applied to the Company’s cost of providing those services from the current range of 7-20% to 30%. For more information on the CRA Settlement, please refer to Note 28(b) of the 2025 financial statements.

During the first quarter, amounts that were posted as security for the Reassessments in the form of standby letters of credit totaling $47.3 million (C$66.0 million) were released, and cash totaling $44.1 million (C$61.4 million) plus interest of approximately $5.4 million (C$7.5 million), which was classified as a receivable within other current assets at December 31, 2025, was received.

The CRA Settlement is not legally binding on the CRA for years after 2019, however, the Company believes the transfer pricing principles established by the CRA Settlement will apply to years after 2019, provided there are no material changes to the facts or law. On March 26, 2026, the Canadian Federal Government enacted changes to the transfer pricing legislation which apply from 2026 onward. The Company is in the process of evaluating the potential impact of these legislative changes.